UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________________________
FORM 8-K
___________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

March 22, 2024
Date of Report (date of earliest event reported)
___________________________________
BLADE AIR MOBILITY, INC.
(Exact name of registrant as specified in its charter)
___________________________________

Delaware (State or other jurisdiction of incorporation or organization)	001-39046 (Commission File Number)	84-1890381 (I.R.S. Employer Identification Number)
55 Hudson Yards, 14th Floor New York, NY 10001
(Address of principal executive offices and zip code)
(212) 967-1009
(Registrant's telephone number, including area code)
___________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	BLDE	The Nasdaq Stock Market
Warrants, each exercisable for one share of Common Stock at a price of $11.50	BLDEW	The Nasdaq Stock Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 12b-2 of the Exchange Act.
Emerging growth company    ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01 - Changes in Registrant's Certifying Accountant.

(a) Resignation of Independent Registered Public Accounting Firm

On March 19, 2024, the Audit Committee of the Board of Directors (the “Audit Committee”) of Blade Air Mobility, Inc., a Delaware corporation (the “Company”) dismissed Marcum LLP (“Marcum”) as the Company’s independent registered public accounting firm. Marcum had served as the Company’s independent registered public accounting firm from October 20, 2020 through March 18, 2024.

Marcum’s audit reports on the Company’s financial statements as of and for the year ended December 31, 2023 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the two most recent fiscal years ended December 31, 2023 and 2022, and the subsequent interim period through the date of this Current Report on Form 8-K: (1) there were no “disagreements” (as defined in Item 304(a)(1)(iv) of Regulation S-K) with Marcum on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Marcum, would have caused Marcum to make reference to the subject matter of such disagreements in connection with its reports on the financial statements for such years, and (2) there were no “reportable events” (as defined in Item 304(a)(1)(v) of Regulation S-K), except for the disclosure of the material weakness in the Company’s internal control over financial reporting as disclosed in Part II, Item 9A of the Company’s Annual Report on Form 10-K for the year ended December 31, 2023.

The Company provided Marcum with a copy of this report prior to its filing with the Securities and Exchange Commission (the “SEC”) and requested that Marcum furnish the Company with a letter addressed to the SEC stating whether Marcum agrees with the statements made by the Company in this report and, if not, stating the respects, if any, in which Marcum does not agree with such statements. A copy of the letter from Marcum is filed as Exhibit 16.1 to this Current Report on Form 8-K.

(b) Appointment of New Independent Registered Public Accounting Firm

On March 20, 2024, the Audit Committee approved the appointment of Deloitte & Touche LLP (“Deloitte”) as its new independent registered public accounting firm for the fiscal year ending December 31, 2024, subject to execution of an engagement letter. The Company has authorized Marcum to respond fully to the inquiries of Deloitte, as the successor independent registered accounting firm.

During the fiscal years ended December 31, 2023 and 2022, and the subsequent interim period through the date of this Current Report on Form 8-K, neither the Company, nor anyone acting on its behalf, consulted Deloitte regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered with respect to the Company’s consolidated financial statements, and neither a written report nor oral advice was provided to the Company by Deloitte that Deloitte concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue; or (ii) any matter that was the subject of a disagreement within the meaning of Item 304(a)(1)(iv) of Regulation S-K or a reportable event within the meaning of Item 304(a)(1)(v) of Regulation S-K.

Item 9.01 - Financial Statements and Exhibits
(d) The following exhibits are being filed herewith:

Exhibit No.	Description
16.1	Letter from Marcum LLP dated March 21, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLADE AIR MOBILITY, INC.

Date: March 22, 2024	By:	/s/ William A. Heyburn
	Name:	William A. Heyburn
	Title:	Chief Financial Officer